                                                                    Exhibit 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of Cellcom I Corp. on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay H. Brown, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: March 16, 2007                    By: /s/ Jay H. Brown
                                            ------------------------------------
                                            Jay H. Brown
                                            Chief Executive Officer


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